INVESTMENT ADVISER OF
SPECIAL INVESTMENT PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON SPECIAL EQUITIES FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV MARATHON
SPECIAL EQUITIES FUND
24 FEDERAL STREET
BOSTON, MA 02110

                                                                    M-SESRC-2/96
[Logo]
EV MARATHON
SPECIAL EQUITIES
FUND


ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1995

TO SHAREHOLDERS

During the year ended December 31, 1995, EV Marathon Special Equities Fund had a total return of 19.6%. That return was the result of an increase in net asset value to $11.66 per share from $9.81 per share and the reinvestment of $0.075 in capital gain distributions. By comparison, the S&P 500, an unmanaged index of common stocks, had a total return of 37.4% for the same period.

The United States economy remained remarkably steady during 1995, bringing investors into a favorable period of slow growth and low inflation. The nation's annualized rate of economic growth was 2.7% in the first quarter and 1.3% in the second quarter of the year, rising to 4.2% in the third quarter. It was expected to decline below 3% during the fourth quarter.

The crucial issue during the first half of the year was whether the FederalReserve's previous tightening of its target federal funds rate would cause a recession or would merely slow the economy's growth. As the year progressed, it became clear that the Fed successfully engineered a "soft landing."

In July the Fed lowered the federal funds rate by a quarter of a percentage point, the first downward change since September, 1992. Another quarter-point decrease was announced in December. These changes helped the economy continue to advance at a slow but steady pace and provided impetus for the stock market.

The Fund's underperformance can be attributed in part to the fact that mid-cap stocks, which the Portfolio targets, somewhat underperformed the market. The underperformance also was caused by the selection of several stocks, some in the technology sector, that posted earnings results lower than were generally anticipated. Portfolio Manager Clifford H. Krauss will discuss these results in greater detail on the pages that follow this letter.

While past trends cannot guarantee future performance, we believe that an investment in growth stocks will provide a satisfactory long term total return.

Sincerely,

/s/ James B. Hawkes

James B. Hawkes,
President
February 21, 1996


                        EV MARATHON SPECIAL EQUITIES FUND
                        10 LARGEST COMMON STOCK HOLDINGS*
Federal National Mortgage Assn..................................Housing finance
FIserv Inc.............................................Data processing services
Boston Scientific Corp..........................................Medical devices
Anadarko Petroleum Corp.....................................Oil/gas exploration
Triton Energy Corp..........................................Oil/gas exploration
Cisco Systems Inc.....................................Computer network products
Mutual Risk Mgmnt. Ltd. ........................................Risk management
Ceridian Corp.........................................Computer/finance services
Frontier Corp....................................Diversified telecommunications
Scholastic Corp...........................................Educational publisher

*By market value as of 12/31/95

MANAGEMENT REPORT

An interview with Clifford H. Krauss, Vice President and Manager of Special Equities Potfolio.

Q.  CLIFF, HOW WOULD YOU DESCRIBE THE INVESTMENT CLIMATE OF THE PAST YEAR?

A. This was a remarkable market for stock investors. The S&P 500, an unmanaged index of large-capitalizatiom common stocks, rose 37.4%. During the first half of the year, technology stocks were the top performers. During the second half of the year, the market became more selective, punishing companies for earnings disappointments. Late in the year, technology stocks declined, while biotechnology and oils posted large gains.

Q.  HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A. In absolute terms and in most markets, the Fund's performance during 1995 would be considered good. However, when compared with the high returns posted by the S&P 500, the Fund did poorly. There were two principal reasons for this. First, we were somewhat late in adding technology issues. And second, some companies, including some technology issues, reported earnings shortfalls that neither we nor Wall Street in general anticipated. Those shortfalls caused the prices of those stocks to decline.

Q.  WHAT KIND OF PROBLEMS DID THOSE STOCKS ENCOUNTER?

A. The example of Wabash National demonstrates what can go wrong. Long-term investors know that in the past, we've been enthusiastic about this company, which manufactures truck trailers that can be carried on railroad cars. However, the economic slowdown hit the company more than it anticipated. We had been trimming our holdings in any case, but still held some stock when the company announced lower-than-expected earnings. The stock's price fell on that bad news.

Q.  DID YOU HAVE ANY SUCCESSES WITH TECHNOLOGY STOCKS DURING THE YEAR?

A. We were happy with the performance of FIserv, a company that provides data processing for banks, and Cisco Systems, a company that is a leader in developing switching systems for computer networks.

Q.  WHAT OTHER SUCCESSFUL STOCKS WERE AMONG THE HOLDINGS THIS YEAR?

A. We've held one, Boston Scientific, for a number of years.In fact, we bought a position in this company when it first went public. We went through a period when the stock underperformed, and increased our position because we believed that it eventually would do well. That long-term outlook was rewarded during 1995, when the price of Boston Scientific increased more than 183%.

Q.  DID THE INTEREST RATE DECLINE HAVE A DIRECT EFFECT ON ANY HOLDINGS?

A. While the market in general gained when the Federal Reserve lowered its rates, there is a whole category of interest rate sensitive stocks -- the financial sector -- that benefits even more when interest rates drop. Federal National Mortgage Association performed very well, especially when interest rates dropped more than expected.

Q.  DID YOU MOVE THE PORTFOLIO INTO ANY NEW SECTORS DURING 1995?

A. Yes. We built up a position in the energy sector for the first time in several years. We've invested in companies focused on exploration, companies that are creative in their efforts. Triton EnergyCorp. has performed especially well. Triton has conducted successful explorations for oil in Colombia and for natural gas in Thailand. It should generate significant cash flow in the future and the stock's value is rising accordingly.

Q.  ARE THERE OTHER ENERGY STOCKS THAT LOOK PROMISING?

A. Yes. Anadarko Petroleum Corp. has done well because its exploration for oil in Algeria has been a real success. It's possible that full development of what Anadarko has found inAlgeria may actually exceed the company's current earnings and cash flow.

Q.  HOW ABOUT OTHER SECTORS?

A. We believe there may be some opportunities in the entertainment and communications sectors, so we'll be considering the possibility of selectively picking stocks in those sectors.We already held stock in Comcast, a cable television company, and during 1995 we added a position in Gaylord Entertainment, which owns The Nashville Network, among other properties.

    Another promising sector is environmental services, and here we've acquired stocks in three companies,Sanifill, USA Waste and United Waste Systems. All are strong companies within their geographic areas, have strong operational teams and are continuing to acquire smaller companies in their areas.

Q.  HOW DO YOU VIEW 1996 IN TERMS OF THE FUND'S INVESTMENTS?

A. Overall economic conditions remain favorable for stock investors. Inflation continues to be low and the economy is growing slowly. However, there appears to be a considerable amount of volatility in the market because prices are at all-time highs. I expect that at times, you'll see profit-taking, which will cause price fluctuations.

    While it seems unlikely that the market could experience as positive a year as it did in 1995, we believe that those who invest in stocks that demonstrate the potential for growth will be rewarded in the long term.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV MARATHON SPECIAL EQUITIES FUND AND THE S&P 500 STOCK INDEX

                From August 31, 1994, through December 31, 1995

                -----------------------------------------------
                AVG. ANNUAL            1               Life of
                 RETURNS              Year               Fund*
                -----------------------------------------------
                With CDSC             14.6%              9.0%
                -----------------------------------------------
                Without CDSC          19.6%             12.5%
                -----------------------------------------------

[plot points]

        Label           A                    B
Label  date      M. Sp. Equities           S&P 500
--------------------------------------------------
   1    8/94+         10000                 10000
   2    9/94           9726                  9800
   3   10/94           9883                 10005
   4   11/94           9472                  9609
   5   12/94           9599                  9798
   6    1/95           9491                 10036
   7    2/95           9863                 10398
   8    3/95          10078                 10749
   9    4/95          10068                 11050
  10    5/95          10147                 11451
  11    6/95          10352                 11772
  12    7/95          10920                 12146
  13    8/95          11184                 12142
  14    9/95          11145                 12705
  15   10/95          10724                 12642
  16   11/95          11135                 13161
  17   12/95          11484                 13467

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 8/22/94.
+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

THE FUND'S PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, the above performance chart compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Stock Index.

THE TOTAL RETURN FIGURES
The solid line on the chart represents the Fund's performance. The Fund's total return reflects Fund expenses, fees and Portfolio transaction costs, and assumes the reinvestment of income dividends and capital gains distributions. The second dollar figure listed for the Fund reflects the Fund's maximum applicable contingent deferred sales charge (CDSC) deducted at redemption as follows: 5% 1st year; 5% 2nd year; 4% 3rd year; 3% 4th year; 2% 5th year; 1% 6th year.

The dotted line represents the performance of the S&P 500, a broad-based, widely recognized unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor purchased or sold the securities represented in the Index.

                      EV MARATHON SPECIAL EQUITIES FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Special Investment Portfolio (Portfolio), at
     value (Note 1A)                                              $1,339,745
  Receivable for Fund shares sold                                        946
  Receivable from Administrator (Note 6)                              53,746
  Deferred organization expenses (Note 1D)                            29,311
                                                                  ----------
      Total assets                                                $1,423,748
LIABILITIES:
  Payable to affiliates --
    Trustees' fees                                       $    23
  Accrued organization expenses                           31,095
  Accrued expenses                                         6,257
                                                         -------
      Total liabilities                                               37,375
                                                                  ----------
NET ASSETS for 118,920 shares of beneficial interest
   outstanding                                                    $1,386,373
                                                                  ==========
SOURCES OF NET ASSETS:
  Proceeds from sales of shares (including shares
    issued to shareholders electing to receive payment
    of distribution in shares), less cost of shares
    redeemed                                                      $1,207,532
  Unrealized appreciation of investments                             178,841
                                                                  ----------
      Total net assets                                            $1,386,373
                                                                  ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($1,386,373 / 118,920 shares of beneficial interest)              $11.66
                                                                    ======

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                       For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of
    foreign taxes, $3)                                              $   4,172
  Interest income allocated from Portfolio                              3,397
  Expenses allocated from Portfolio                                    (6,244)
                                                                    ---------
        Total investment income                                     $   1,325
  Expenses --
    Compensation of Directors not members of the
      Investment Adviser's organization                 $      23
    Custodian fees                                          3,252
    Distribution fees (Note 4)                              6,345
    Transfer and dividend disbursing agent fees             1,110
    Printing and postage                                   19,744
    Legal and accounting services                          12,672
    Registration fees                                      20,823
    Amortization of organization expenses (Note 1D)         7,665
    Miscellaneous                                           3,082
                                                        ---------
        Total expenses                                  $  74,716
  Deduct --
    Allocation of expenses by the Administrator
     (Note 6)                                              53,746
                                                        ---------
      Net expenses                                                     20,970
                                                                    ---------
          Net investment loss                                       $ (19,645)
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized loss on investments (identified cost
    basis)                                              $ (12,271)
  Change in unrealized appreciation of investments        169,703
                                                        ---------
        Net realized and unrealized gain on
          investments                                                 157,432
                                                                    ---------
          Net increase in net assets resulting from operations      $ 137,787
                                                                    =========

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
    --------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                                          --------------------
                                                            1995        1994*
                                                          --------      ------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                               $   (19,645)  $  (1,495)
    Net realized loss from Portfolio                      (12,271)       (949)
    Unrealized appreciation from Portfolio                169,703       9,138
                                                      -----------   ---------
      Net increase in net assets resulting from
       operations                                     $   137,787   $   6,694
                                                      -----------   ---------
  Distributions to shareholders --
    In excess of realized loss                        $    (7,783)  $   --
                                                      -----------   ---------
      Total distributions to shareholders             $    (7,783)  $   --
                                                      -----------   ---------
  Net increase in net assets from Fund share
    transactions (Note 2)                             $   633,799   $ 615,876
                                                      -----------   ---------
      Net increase in net assets                      $   763,803   $ 622,570
NET ASSETS:
    At beginning of year                                  622,570       --
                                                      -----------   ---------
    At end of year                                    $ 1,386,373   $ 622,570
                                                      ===========   =========

* For the period from the start of business, August 22, 1994 to December 31, 1994.

    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                                      -----------------------
                                                          1995      1994*
                                                        ---------  --------
NET ASSET VALUE -- Beginning of year                    $  9.810   $10.000
                                                        --------   -------
  Income from operations:
    Net investment loss                                 $ (0.165)  $(0.021)
    Net realized and unrealized gain (loss) on
      investments                                          2.090    (0.169)
                                                        --------   -------
      Total income (loss) from investment operations    $  1.925   $(0.190)
                                                        --------   -------
  Less distributions:
    In excess of net realized loss                      $ (0.075)  $  --
                                                        --------   -------
      Total distributions                               $ (0.075)  $  --
                                                        --------   -------
NET ASSET VALUE -- End of year                          $ 11.660   $ 9.810
                                                        ========   =======
TOTAL RETURN(2)                                           19.64%   (1.90)%
RATIOS/SUPPLEMENTAL DATA: (to average daily net assets)**
  Expenses(1)                                              3.21%     3.05%+
  Net investment income                                  (2.31)%   (2.00)%+
NET ASSETS, END OF YEAR (000 OMITTED)                   $  1,386   $   623
  + Computed on an annualized basis.
  * For the period from the start of business, August 22, 1994 to December 31, 1994.
 ** The expenses related to the operation of the Fund reflect assumption of expenses by the administrator. Had such action not been taken, net investment loss per share and the ratios would have been as follows:

    Net investment loss per share                       $ (0.617)  $ (0.092)
    Ratios (to average daily net assets)
      Expenses                                             9.54%      9.55%+
      Net investment (loss)                              (8.65)%    (8.50)%+

(1) Includes the Fund's share of Special Investment Portfolio's allocated expenses.
(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Special Equities Fund (the Fund) a Massachusetts business trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. The Fund invests all of its investable assets in interests in the Special Investment Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.8% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,159 as capital gain dividends for its taxable year ended December 31 1995.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Distributions to shareholders are recorded on the ex-dividend date.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                           YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                         1995                    1994*
                               -------------------------  --------------------
                                 SHARES       AMOUNT       SHARES     AMOUNT
                                 ------     -----------    ------    ---------
Sales                            223,862   $  2,433,937    64,218    $623,694
Issued to shareholders
  electing to receive payment
  of distribution in Fund
  shares                             494          5,375      --          --
Redemptions                     (168,879)    (1,805,513)     (775)     (7,818)
                                --------   ------------   -------   ---------
    Net increase (decrease)       55,477   $    633,799    63,443    $615,876
                                ========   ============   =======   =========

*From the start of business, August 22, 1994 to December 31, 1994.

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $2,494,453 and $1,871,583, respectively.

------------------------------------------------------------------------------
(4) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to accrue amounts daily to the principal underwriter, Eaton Vance Distributors, Inc.
(EVD), equal to 1/365th of 0.75% of the Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue accruals to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are approximately equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid to EVD.

  The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. Such payments would cease upon termination of the distribution agreement (unless made in accordance with another distribution agreement). As a result, the Fund does not accrue amounts which may become payable to EVD in the future because the conditions for recording any contingent liability under generally accepted accounting principles have not been satisfied. EVD earned $6,345 for the year ended December 31, 1995, representing 0.75% (annualized) of average daily net assets. At December 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $41,748.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months, and that payments of these service fees shall commence with the quarter ending March 31, 1996, for the quarter ending December 31, 1995. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

    Certain of the officers of the Fund and Directors of the Corporation are officers and directors of EVD.

------------------------------------------------------------------------------
(5) CONTINGENT DEFERRED SALES CHARGES
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year or redemption after purchase, declining one percentage point each year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $6,899 of CDSC paid by shareholders for the year ended December 31, 1995.

------------------------------------------------------------------------------
(6) ADMINISTRATOR
The administrator assumed $53,746 of the Funds expenses in the year ended December 31, 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF
EV MARATHON SPECIAL EQUITIES FUND, A SERIES OF EATON VANCE SPECIAL INVESTMENT
TRUST:

We have audited the accompanying statement of assets and liabilities of EV Marathon Special Equities Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the related statements of operations, changes in net assets and financial highlights for the year then ended and for the period from August 22, 1994 (start of business) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Special Equities Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the results of its operations, changes in its net assets and financial highlights for the year then ended and for the period from August 22, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

-------------------------------------------------------------

                         SPECIAL INVESTMENT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995

-------------------------------------------------------------
                            COMMON STOCKS - 92.4%
-------------------------------------------------------------
NAME OF COMPANY                        SHARES            VALUE
-------------------------------------------------------------
BUSINESS SERVICES - 9.9%
BISYS Group, Inc.*                         22,000       $   676,500
Services financial institutions with
  computer, administrative and
  marketing support data processing
  services.
Ceridian Corp.*                            40,000         1,650,000
Provides payroll processing and other
  employer services, media and market
  research.
Corestaff Inc.*                            10,000           365,000
Temporary employment services agency.
Danka Business Systems PLC, ADR            20,000           740,000
An independent provider of
  maintenance and service for office
  copying machines.
FIserv Incorporated*                       93,500         2,805,000
Provider of data processing services
  to banks and savings institutions,
  benefiting from outsourcing trend.
G&K Services, Inc.                         42,200         1,076,100
Rents and launders uniforms and other
  textile products.
                                                        -----------
                                                        $ 7,312,600
                                                        -----------
COMMUNICATIONS - 9.4%
Cellular Communications of Puerto          15,000       $   416,250
  Rico*
Provider of wireless cellular
  telephone services.
Comcast Corp.                              70,000         1,273,125
Cable TV and Cellular telephone
  operator.
Evergreen Media Corp. Class A*             35,000         1,120,000
Operator of major market AM and FM
  radio stations.
Frontier Corp.                             55,000         1,650,000
Formerly Rochester Telephone Corp.,
  provides local telephone and
  communications services.
Intelcom Group, Inc.*                      50,000           618,750
Provider of alternative access
  telecommunication services and
  international satellite uplink
  teleports.
MFS Communications Co., Inc.*              20,000         1,065,000
Provider of fiber-optic based
  telecommunications services
  primarily to businesses.
Nokia Corp.                                20,000           777,500
International wireless handset and
  infrastructure equipment
  manufacturer.
                                                        -----------
                                                        $ 6,920,625
                                                        -----------
COMPUTER EQUIPMENT - 1.1%
Motorola Inc.                              15,000       $   855,000
Leading worldwide producer of                           -----------
  wireless communication systems and
  equipment, major manufacturer of
  semiconductors.

COMPUTER SOFTWARE - 8.7%
Banyan Inc.*                               75,000       $   768,750
Provider of networking software
  products for large, complex
  computer networks.
Checkfree Corp.*                            2,000            43,000
Provider of electronic banking
  software products and services.
3Com Corp.*                                21,200           988,450
Designs, manufactures and distributes
  intelligent hubs and other computer
  networking products.
Davidson & Associates, Inc.*               25,000           550,000
Developer and distributor of
  educational software products.
DST Systems, Inc.*                          8,500           242,250
Provider of software and back office
  computer services to the mutual
  fund industry.
Inso Corp.*                                20,000           850,000
Developer of software tools used for
  proofing, reference and information
  management.
Interleaf Inc.*                            35,000           354,375
Provider of software used to compare,
  edit and print complex documents.
Intersolv Inc.*                            55,000           708,125
Provider of software development
  tools.
Novell, Inc.*                              40,000           570,000
Leading provider of network software
  systems.
Objective Systems Integrator*              10,000           547,500
Provider of object-oriented, client
  server software for network
  operations, support and management.
Silicon Graphics, Inc.*                    30,000           825,000
Produces computer systems used for
  the design, analysis, and
  simulation of three dimensional
  objects.
                                                        -----------
                                                        $ 6,447,450
                                                        -----------
CONSUMER PRODUCTS - 0.3%
Boston Beer Co. Class A*                    4,600       $   109,250
Leading micro-brewery primarily under
  the Samuel Adams brand-name.
Estee Lauder Companies*                     3,800           132,525
International cosmetics company.
                                                        -----------
                                                        $   241,775
                                                        -----------
ELECTRONICS & INSTRUMENTATION - 10.0%
Cisco Systems, Inc.*                       25,000       $ 1,865,625
Manufacturer of routers that connect
  computer networks.
Intel Corp.                                25,000         1,418,750
World's leading semiconductor
  manufacturer, also produces
  microcomputer components, modules
  and systems.
Linear Technology Corp.                    20,000           785,000
Manufacturer of high performance
  linear integrated circuits.
MEMC Electronic Materials, Inc.*           25,000           815,625
Leading producer of silicon wafers
  used to create integrated circuits.
Mentor Graphics Corp.*                     80,000         1,460,000
Developer of electronic design
  automation systems used in complex
  electronic products.
Microchip Technology, Inc.*                20,000           730,000
Leading producer of field
  programmable micro-controllers.
Zoran Corp.*                               15,000           311,250
Developer and marketer of integrated
  circuits for digital video and
  audio compression applications.
                                                        -----------
                                                        $ 7,386,250
                                                        -----------
ENERGY - 7.5%
Anadarko Petroleum Corp.                   40,000       $ 2,165,000
A leading independent company in oil
  and gas exploration, development
  and production.
Pogo Producing Co.                         50,000         1,412,500
Independent oil and gas exploration
  and production company active in
  the U.S. and Thailand
Triton Energy Corp.                        35,000         2,008,125
Independent oil and gas exploration
  and production company focusing on
  international prospects especially
  a major Colombian oil discovery.
                                                        -----------
                                                        $ 5,585,625
                                                        -----------
ENTERTAINMENT - 5.7%
Circus Circus Enterprises, Inc.*           47,000       $ 1,310,125
Major casino facilities in Las Vegas.
  Also operates hotels.
Gaylord Entertainment                      30,000           832,500
Producer of The Nashville Network and
  Country Music Television Network
  and operator of the Opryland
  amusement park.
Mirage Resorts, Inc.*                      25,000           862,500
Nevada based gaming resort operator.
Players International, Inc.*               42,500           454,219
Operates riverboat casinos in
  Louisiana and Illinois and a
  racetrack in Kentucky. Plans new
  casino in Mesquite, Nevada.
Station Casinos, Inc.*                     50,000           731,250
Owner and operator of gaming
  enterprises.
                                                        -----------
                                                        $ 4,190,594
                                                        -----------
ENVIROMENTAL SERVICES - 2.6%
Sanfill Inc.*                              26,000       $   867,750
Operator of primarily solid-waste
  facilities in 16 states.
United Waste Systems, Inc.*                10,000           372,500
Provider of collection and solid-
  waste disposal services primarily
  in secondary markets.
U.S.A. Waste Services, Inc.*               35,000           660,625
Operator of solid-waste land fills
  and collection services,
  integrating several large recent
  acquisitions.
                                                        -----------
                                                        $ 1,900,875
                                                        -----------
FINANCE - 9.9%
Federal National Mortgage Association      30,000       $ 3,723,750
Leading factor in the secondary
  mortgage market.
Franklin Resources, Inc.                   20,000         1,007,500
One of the largest mutual fund
  organizations in the U.S.
MBNA Corp.                                 30,000         1,106,250
Bank holding company and world's
  leading issuer of Gold MasterCards.
T. Rowe Price Associates, Inc.             30,000         1,477,500
Investment adviser to mutual funds,
  institutions and individuals.
                                                        -----------
                                                        $ 7,315,000
                                                        -----------
HEALTHCARE - 8.0%
Astra AB ADR Series B*                     25,000       $   992,118
Swedish based, multinational
  pharmaceutical company.
Boston Scientific Corp.*                   50,000         2,450,000
Medical device manufacturer focusing
  primarily on disposable products
  used in less invasive surgery
  procedures.
MiniMed Inc.*                              60,000           750,000
Developer and manufacturer of medical
  devices focusing on diabetics.
Sofamor Danek Group, Inc.*                 50,000         1,418,750
Leading developer/manufacturer of
  spinal implant devices. Company
  markets products internationally.
Vitalink Pharmacy Services, Inc.*          12,500           290,625
Provider of pharmacy services to
  nursing homes and sub-acute care
  medical facilities.
                                                        -----------
                                                        $ 5,901,493
                                                        -----------
HOMEBUILDING - 1.3%
Southern Energy Homes, Inc.*               55,625       $   973,437
Produces customized manufactured                        -----------
  homes in facilities located in
  Alabama and Texas. Homes are sold
  in 24 states.

HOTELS & RESTAURANTS - 0.5%
LaQuinta Inns, Inc.                        15,000       $   410,625
Owner/operator of modestly priced                       -----------
  lodging chain.

INDUSTRIAL PRODUCTS - 2.6%
Greenfield Industries, Inc.                30,000       $   937,500
A leading manufacturer of expendable
  cutting tools and related products
  used in industrial applications.
Loctite Corp.                              20,600           978,500
International manufacturer of
  adhesives, sealants and related
  products.
                                                        -----------
                                                        $ 1,916,000
                                                        -----------
INSURANCE - 5.0%
American International Group               15,000       $ 1,387,500
One of the world's leading insurance
  companies, operating in 130
  countries.
Mutual Risk Management Ltd.                40,000         1,830,000
Specialty insurer focusing on
  workmen's compensation.
Renaissance Re Holdings Ltd.               15,500           470,812
Provider of catastrophy reinsurance
  services.
                                                        -----------
                                                        $ 3,688,312
                                                        -----------
PUBLISHING - 2.1%
Scholastic Corp.*                          20,000       $ 1,555,000
Publisher/distributor of children's                     -----------
  books.

RETAILING - 3.4%
Consolidated Stores Corp.*                 70,000       $ 1,522,500
Chain of close-out merchandise stores
  operating primarily under the Odd/
  Big Lots name.
Home Depot Inc.                            20,000           957,500
Operator of a chain of retail
  warehouse-type stores selling
  building supply and home
  improvement products.
                                                        -----------
                                                        $ 2,480,000
                                                        -----------
SPECIALTY CHEMICALS - 3.6%
Great Lakes Chemical Corp.                 20,000       $ 1,440,000
Leading producer of flame retardant
  and specialty intermediate
  chemicals.
Millipore Corp.                            30,000         1,233,750
Manufacturer of membrane technology
  products used for chemical analysis
  and purification.
                                                        -----------
                                                        $ 2,673,750
                                                        -----------
TRANSPORTATION - 0.8%
Midwest Express Holdings*                  20,100       $   557,775
                                                        -----------
Business oriented airline with primary hub in Milwaukee.
    TOTAL COMMON STOCKS
(IDENTIFIED COST, $47,644,606)                          $68,312,186
                                                        -----------
-------------------------------------------------------------
                     SHORT-TERM OBLIGATIONS - 7.6%
-------------------------------------------------------------
                                 PRINCIPAL AMOUNT
                                   (000'S OMITTED)       VALUE
-------------------------------------------------------------
Ford Motor Credit Co., 58s, 1/3/96        $2,641        $ 2,640,142
Melville Corp., 5.9s, 1/2/96               2,955          2,954,522
                                                        -----------
    TOTAL SHORT-TERM OBLIGATIONS, AT
      AMORTIZED COST                                    $ 5,594,664
                                                        -----------
    TOTAL INVESTMENTS (IDENTIFIED COST,
      $53,239,270)                                      $73,906,850
    OTHER ASSETS, LESS LIABILITIES - 0.0%               $    33,425
                                                        -----------
    TOTAL NET ASSETS - 100%                             $73,940,275
                                                        ===========

*Non-income producing security.
ADR -- American Depositary Receipt.

                        The accompanying notes are an
                  integral part of the financial statements

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                              December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $53,239,270)                                                     $73,906,850
  Cash                                                                     2,862
  Dividends receivable                                                    32,795
  Deferred organization expenses (Note 1D)                                11,318
                                                                     -----------
      Total assets                                                   $73,953,825
LIABILITIES:
  Payable to affiliate --
    Trustees' fees                                          $ 1,400
  Accrued expenses                                           12,150
                                                            -------
      Total liabilities                                                   13,550
                                                                     -----------
NET ASSETS applicable to investors' interest in Portfolio            $73,940,275
                                                                     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals            $53,272,695
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                     20,667,580
                                                                     -----------
      Total net assets                                               $73,940,275
                                                                     ===========


     The accompanying notes are an integral part of the financial statements

                                 STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------
                            For the Year Ended December 31, 1995
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income (net of foreign taxes, $244)                                 $   360,263
  Interest income                                                                  308,573
                                                                               -----------
    Total income                                                               $   668,836
  Expenses --
    Investment adviser fee (Note 3)                              $   435,400
    Compensation of Directors not members of the Investment
      Adviser's organization
      (Note 3)                                                         7,486
    Custodian fee (Note 3)                                            58,731
    Printing and postage                                                 620
    Legal and accounting services                                     23,951
    Amortization of organization expenses (Note 1D)                    3,158
    Miscellaneous                                                      4,754
                                                                 -----------
        Total expenses                                                             534,100
                                                                               -----------
          Net investment income                                                    134,736
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments (identified cost basis)       $ 4,131,300
  Change in unrealized appreciation on investments                10,473,926
                                                                 -----------
        Net realized and unrealized gain on investments                         14,605,226
                                                                               -----------
          Net increase in net assets resulting from operations                 $14,739,962
                                                                               ===========


     The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                           ---------------------------------
                                             1995                1994*
                                           ------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                  $   134,736         $     55,637
    Net realized gain (loss) on
      investment transactions                4,131,300             (986,284)
    Change in unrealized appreciation
      of investments                        10,473,926            4,288,639
                                           -----------         ------------
      Net increase in net assets from
        operations                         $14,739,962         $  3,357,992
                                           -----------         ------------
  Capital transactions --
    Contributions                          $14,400,870         $104,495,403
    Withdrawals                            (19,642,929)         (43,411,023)
                                           -----------         ------------
      Increase (decrease) in net
        assets resulting from capital
        transactions                       $(5,242,059)        $ 61,084,380
                                           -----------         ------------
        Total increase in net assets       $ 9,497,903         $ 64,442,372
NET ASSETS:
  At beginning of year                      64,442,372            --
                                           -----------         ------------
  At end of year                           $73,940,275         $ 64,442,372
                                           ===========         ============


     The accompanying notes are an integral part of the financial statements

----------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------
RATIOS (As a percentage of average
net assets):
  Expenses                                        0.77%            0.74%+
  Net investment income                           0.19%            0.20%+
PORTFOLIO TURNOVER                                  81%              19%

+Computed on an annualized basis.
*For the period from the start of business, August 1, 1994 to December 31, 1994.


   The accompanying notes are an integral part of the financial statements

(1) SIGNIFICANT ACCOUNTING POLICIES
Special Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or in the NASDAQ National Market are valued on the basis of the last reported sales prices on the last business day of the period. If no sale is reported on that date, a security is valued, if quoted on such a day, at not lower than the old bid price nor higher than the asked prices. Prices on such exchanges will not be used for valuing debt securities if in the Trustees judgment, some other valuation method more accurately reflects the fair market value of such a security. Securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last bid and asked prices. Short-term securities are valued at cost, which approximates market value. All other securities and assets are appraised to reflect their fair value as determined in good faith by the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.
C. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.
D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.
------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $52,362,032 and $58,838,098, respectively.
------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1995, the fee amounted to $435,400. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.
------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year. At December 31, 1995, the Fund did not have an outstanding balance pursuant to the line of credit.
------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:
Aggregate cost                                                     $53,239,270
                                                                   ===========
Gross unrealized appreciation                                      $22,100,411
Gross unrealized depreciation                                        1,432,881
                                                                   -----------
Net unrealized appreciation                                        $20,667,580
                                                                   ===========

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
SPECIAL INVESTMENT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Special Investment Portfolio, including the portfolio of investments, as of December 31, 1995, the related statement of operations, changes in net assets and supplementary data for the year then ended and for the period from August 1, 1994 (start of business) to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Special Investment Portfolio as of December 31, 1995, the results of its operations, changes in its net assets and supplementary data for the year then ended and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.
                                              COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                            INVESTMENT MANAGEMENT

EV MARATHON              OFFICERS                  TRUSTEES
SPECIAL EQUITIES
FUND                     JAMES B. HAWKES           M. DOZIER GARDNER
24 Federal Street        President, Trustee        President, Eaton
Boston, MA 02110                                   Vance Management
                         CLIFFORD H. KRAUSS
                         Vice President            DONALD R. DWIGHT
                                                   President, Dwight
                         JAMES L. O'CONNOR          Partners, Inc.
                         Treasurer                  Chairman, Newspapers
                                                   of New England, Inc.
                         THOMAS OTIS
                         Secretary                 SAMUEL L. HAYES, III
                                                   Jacob H. Schiff
                                                   Professor of
                                                   Investment Banking,
                                                   Harvard University
                                                   Graduate School of
                                                   Business Administration

                                                   NORTON H. REAMER
                                                   President and
                                                   Director, United
                                                   Asset Management
                                                   Corporation

                                                   JOHN L. THORNDIKE
                                                   Director, Fiduciary
                                                   Trust Company

                                                   JACK L. TREYNOR
                                                   Investment Adviser
                                                   and Consultant
                         -------------------------------------------------
SPECIAL INVESTMENT       OFFICERS                  TRUSTEES
PORTFOLIO
24 Federal Street        JAMES B. HAWKES           M. DOZIER GARDNER
Boston, MA 02110         President, Trustee        President, Eaton
                                                   Vance Management
                         CLIFFORD H. KRAUSS
                         Vice President            DONALD R. DWIGHT
                                                   President, Dwight
                                                    Partners, Inc.
                         JAMES L. O'CONNOR          Chairman, Newspapers
                         Treasurer                 of New England, Inc.

                         THOMAS OTIS               SAMUEL L. HAYES, III
                         Secretary                 Jacob H. Schiff
                                                   Professor of
                                                   Investment Banking,
                                                   Harvard University
                                                   Graduate School of
                                                   Business
                                                   Administration

                                                   NORTON H. REAMER
                                                   President and
                                                   Director, United
                                                   Asset Management
                                                   Corporation

                                                   JOHN L. THORNDIKE
                                                   Director, Fiduciary
                                                   Trust Company

                                                   JACK L. TREYNOR
                                                   Investment Adviser
                                                   and Consultant